COMPANY PRESENTATION JUNE 2017 Exhibit 99.1

Significant value creation opportunities Proven execution Experienced management team WHY TIER? Focused strategy High-quality portfolio Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 2

3 Domain 7 FOCUSED STRATEGY Delivered 2015

4 Value Creation Proven track record in publicly- traded real estate companies Successful history of investing & creating value in target markets Ability to complete complex transactions Demonstrated path toward long- term value creation Seven Target Growth Markets High-quality, Class A office properties High-growth, demand-driven markets Amenity-rich, high-density submarkets – TIER1 submarkets Emphasis on LIVE.WORK.PLAY environments Targeted Approach TIER ONE Property Services Unparalleled customer service & operational excellence Operating & developing to highest sustainability standards A leader in BOMA 360 designations Significant LEED & Energy Star certifications Focus + Strategy 5950 Sherry Lane, Dallas Experience + Innovation Domain 8, Austin Service + Sustainability Bank of America Plaza, Charlotte

Seven Target Growth Markets

TIER REIT targets high-growth, demand-driven TIER1 submarkets that will benefit most from population and office-using employment growth


Denver
CBD / LoDo
Platte River
Cherry Creek
Nashville
CBD
West End
The Gulch
Charlotte
Uptown
SouthPark
Austin
CBD
The Domain
Southwest
Atlanta
Midtown
Buckhead
Houston
The Galleria
Katy Freeway West
Westchase
Dallas
Preston Center
Plano Legacy
Uptown
Target growth market
Current market location

TIER REIT

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6 Houston Update Eldridge Place 9% of leases expire through 1Q’19 Attractive rental rates relative to recent deliveries 33% of Houston NOI in 1Q’17 BriarLake Plaza 3% of leases expire through 1Q’19 Highest rents in Westchase submarket 50% of Houston NOI in 1Q’17 Loop Central 8% of leases expire through 1Q’19 Moderate price point driving current tenant demand 17% of Houston NOI in 1Q’17 Known move-outs Lease Expirations (SF in 000s) Other expirations Minimal lease expirations through March 20191 with tenant activity accelerating 0 100 200 300 400 500 600 0 100 200 300 400 500 600 0 100 200 300 400 500 600 1 Reflects leases expiring between June 2017 and March 2019

7 Austin Update Third + Shoal Best-in-class development located in the heart of CBD’s “New Downtown” Designed for dynamic companies seeking to attract top employee talent Poised to capitalize on historically low vacancy, limited competitive development and robust tenant demand The Domain Significant control of highly attractive, fully-leased micro- market Key land holdings provide unparalleled value creation opportunity Strong potential for cash flow growth through both development and significant mark-to-market leasing opportunities The Terrace Commands highest rental rates in the prestigious Southwest submarket High barriers to new development in this protected, environmentally- sensitive area Strong potential for cash flow growth through significant mark-to-market leasing opportunities Rendering Rendering

8 Acquired 2015 PROVEN EXECUTION The Domain Rendering

9 Strategic Plan Positioned for growth & long-term value creation for stockholders Recycling Strengthening Growing 

10 Transformation Experienced public company management team executing on long-term focused strategy Reduced from 36 to 8 operating markets Over $1.5 billion in non-target sales since December 2014 Reallocating capital into target growth markets 2010 Today

11 Strengthening Results • Sold over $1.5B of assets • Sharpened focus to eight operating markets2 • Increased target market NOI from 42% to 85% • 97% secured to 82% unsecured • 9.6x to 7.3x Net Debt to EBITDA • Reduced borrowing cost from 5.6% to 3.5%2 • Completed spend of deferred capital • Achieved full dividend coverage during 2016 • On track for increased coverage in 2017 • 90.2% occupancy at 3.31.17 • Renewed 138K SF of 2017 Houston expirations Results1 Objective     Strengthening Dispose of Non-Target Assets Strengthen Balance Sheet Maintain Occupancy Manage Capital Expenditures Refresh Board of Directors • Non-executive chairman • All directors new since 2014; 5 of 6 independent • Significant public company, REIT and real estate experience, providing competitive advantage  1 Since September 2014 2 Pro forma for the pending disposition of Fifth Third Columbus 

12 Recycling Results • Selectively redeployed $385mm of sales proceeds into target markets • Invested in best-in-class properties & high-yielding new construction with a 34% increase in net rents • Domain 8 delivered 98% leased (FB and AMZN) • Commenced Third + Shoal in Austin CBD • 5950 Sherry Lane in strategic swap • The Domain – 2015 and 2017 • Strategic land parcels in Dallas & Austin Results1 Objective Sharpen Focus & Enhance Quality Develop In Target Markets Acquire In Target Markets Routine Recycling Maximize strategic value of individual core assets & recycle capital into new value creation opportunities Recycling 1 Since September 2014   

13 CREATING VALUE Bank of America Plaza Redevelopment to deliver 2017

14 The Domain Austin, Texas Creating Value: Development of Domain 8 Primary Tenants Value creation: $11mm to $14mm1 1 Development potential incremental value calculated using stabilized NOI from development and a 5.5%-6.0% exit capitalization rate less actual development costs, at ownership share Domain 8 (Rendering) Domain 8 Quick Facts 291K SF with 12 stories Pedestal parking 3.7/1,000 Walk to Whole Foods, Rock Rose, Domain NORTHSIDE Shops Development begins 201 7 2015 2016 2017 Delivery Timeline Leasing hits 94% Delivery at 98% leased d 8

Creating Value: *Development of Third + Shoal*



Third + Shoal (Rendering)

THIRD × SHOAL

CBD
Austin, Texas



Third + Shoal (Rendering)

Delivery Timeline

- **2017** – Development & lease negotiations begin
- **2018** – Delivery

Quick Facts

345K SF with 29 stories

Pedestal parking 2.5/1,000

Located in the heart of CBD's "New Downtown"

Potential value creation: $22mm to $27mm[1]

NAV + Dividend

Special Features

Two 26' clear height loft-style floors

4K SF rooftop terrace & eleven outdoor balconies overlooking Lady Bird Lake

Bike valet & storage with direct access to Austin bikeways and trails

TIER REIT

[1] Development potential incremental value calculated using stabilized NOI from development and a 5.5%-6.0% exit capitalization rate less budgeted development costs, at ownership share

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Creating Value: *Future Development*

Opportunity to create ~$5.95 to $7.80/share of incremental value through future development


Domain 12 (Rendering)

Domain 11 & 12, Austin, TX

~640K net rentable SF

~8.5%+ est. development yield


Legacy District (Rendering)

Legacy District, Plano, TX

~570K net rentable SF in two phase

~8.5%+ est. development yield


Domain 9 (Rendering)

Domain 9, 10, D & G, Austin, TX

~660K net rentable SF in three phases

Domain 9 & 10 currently in design

Potential value creation: $285mm to $375mm[1]

NAV + Dividend

TIER REIT

[1] Development potential incremental value calculated using stabilized NOI from above developments and a 5.5%-6.0% exit capitalization rate less estimated development costs

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17 Creating Value: Redevelopment Re-energizing the intersection of Trade & Tryon - the “Main & Main” of Charlotte’s CBD 1 Redevelopment potential incremental value calculated using estimated NOI from new ~25K SF of retail space less prior rate and $2/SF estimated value for remainder of building and a 6.0%-7.0% exit capitalization rate less budgeted redevelopment costs $25mm redevelopment scheduled to deliver in 2017 Featuring new entrance, lobby, and ~25K SF of new retail space including signature dining & entertainment Executed leases on 58% of new retail space Net occupancy up over 640 bps & rental rates up over 9.5% since redevelopment announced Bank of America Plaza Potential incremental value creation: $7mm to $12mm1

Creating Value: *Leasing*

Mark-to-Market Rents


Bank of America Plaza

In-place rents 14%-24% below market for tenants expiring through 2019

Stabilize Occupancy at 93%


BriarLake Plaza

Opportunity to lease up to 350K SF of vacant space

Bank of America PLAZA

The Terrace

Potential incremental value creation: $185mm to $220mm[1,2]

NAV + Dividend

BRIARLAKE PLAZA

Burnett Plaza

Eldridge Place

[1] Mark-to-market potential incremental value calculated using incremental estimated NOI from re-leasing SF expiring through 2019 at Bank of America Plaza, The Terrace, and Domain 4 at current market rates (less estimated $2/SF for Bank of America rate attributed to redevelopment) and a 6.0%-7.0% NOI exit capitalization rate less $40/SF estimated leasing capital

[2] Stabilized occupancy potential incremental value calculated using estimated NOI generated from increasing occupancy of Two BriarLake Plaza, Eldridge Place, and Burnett Plaza at 90% NOI margins of current market rates and a 6.0%-7.0% NOI exit capitalization rate less $40/SF estimated leasing capital

TIER REIT

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19 BALANCE SHEET BriarLake Plaza Phase II delivered 2014

20 Capital structure as of 3.31.17 ($mm) 1 Represents capital structure and liquidity as of 3.31.17 pro forma for the sales of the Colorado Building and 1325 G Street on 4.27.17 and the pending disposition of Fifth Third Columbus 2 Estimated equity value is based on diluted shares outstanding multiplied by consensus NAV of $22.16 per share Capital Structure1 39% 61% Total estimated enterprise value: $1,748 Debt Maturities ($mm) $0 $16 $80 $78 $275 0 50 100 150 200 250 300 350 400 450 500 2017 2018 2019 Thereafter $300 Mortgage debt Unsecured bank debt Total liquidity at 3.31.17 $243mm

21 1 Represents portfolio and capital structure as of 3Q’14 and 1Q’17 pro forma for the sales of the Colorado Building and 1325 G Street on 4.27.17 and the pending disposition of Fifth Third Columbus 2 EBITDA and NOI reflect annualized adjusted 3Q’14 EBITDA and NOI, and annualized and adjusted 1Q’17 EBITDA and NOI pro forma for the sales of the Colorado Building and 1325 G Street on 4.27.17 and the pending disposition of Fifth Third Columbus Credit Statistics Credit statistics 9.30.141 3.31.171 Long- Term Targets Net debt / annualized adj. EBITDA2 9.6x 6.8x <6.5x Net debt / total est. enterprise value 53% 39% <40% Mortgage debt / total est. enterprise value 53% 10% <20% Fixed charge coverage 1.5x 2.9x >3.0x Unencumbered NOI / total NOI2 3% 82% >65%

22 Future Capital Warehouse Recycling 500 East Pratt Woodcrest Louisville Portfolio Funding source for selective acquisitions and development opportunities Estimated capital of ~$175mm, plus routine recycling

23 ADDITIONAL INFORMATION 5950 Sherry Lane Acquired 2014

24 Experienced Management Team Significant real estate & public company experience spanning 30+ years Jim Sharp EVP Capital Markets Bill Reister EVP & Chief Investment Officer Heath Johnson Managing Director Asset Management Dallas Lucas EVP & Chief Financial Officer Scott Fordham President & Chief Executive Officer Scott McLaughlin Senior Vice President Investor Relations Our team is 100% committed to optimizing the value of TIER’s common stock through execution of our strategic plan or pursuing other strategic alternatives, including public or private execution

25 Top-tier market with a highly educated workforce combined with pro-business government policy • 9.8% Class A vacancy, up from 8.8% in prior year • YoY: 3.6% Class A rent growth / 0.9mm SF net absorption • 1Q’17: 5.0% Class A rent growth / 0.2mm SF net absorption • 2.3mm SF under construction, ~63% preleased • Five-year forecast of 2.9% avg. annual rent growth Austin The Domain The Terrace Third + Shoal The Terrace Domain 7 Office-Using Employment & Population Growth1 Portfolio Snapshot Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 17Q1 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Austin Office-Using Employment Growth National Office-Using Employment Growth Austin Working Age Population Growth National Working Age Population Growth Employment & Population Growth (YoY) Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 1Q’17 Third+Shoal (Rendering)

26 Dallas’ diversified economy, affordability, location and quality of labor have put it on many corporate relocation lists • 16.9% Class A vacancy, down from 17.0% in prior year • YoY: 2.5% Class A rent growth / 3.1mm SF net absorption • 1Q’17: 1.6% Class A rent growth / 1.5mm SF net absorption • 9.7mm SF under construction, ~68% preleased • Five-year forecast of 2.7% avg. annual rent growth Dallas-Fort Worth Burnett Plaza 5950 Sherry Lane Legacy (Rendering) 5950 Sherry Lane Burnett Plaza Legacy District 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 1Q’17 Office-Using Employment & Population Growth1 Portfolio Snapshot Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 17Q1 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Dallas - Fort Worth Office-Using Employment Growth National Office-Using Employment Growth Dallas - Fort Worth Working Age Population Growth National Working Age Population Growth Employment & Population Growth (YoY) Market Commentary1

27 Houston Energy-related headwinds have shown signs of tapering, though office demand will take time to return to normal • 21.9% Class A vacancy, up from 21.1% in prior year • YoY: 4.3% Class A rent compression / (0.5mm) SF net absorption • 1Q’17: 1.0% Class A rent compression / (0.2mm) SF net absorption • Sublease inventory of ~11.3mm SF as of 1Q’17 • 2.3mm SF under construction, ~44% preleased BriarLake Plaza Loop Central Eldridge Place BriarLake Plaza Loop Central Eldridge Place Office-Using Employment & Population Growth1 Portfolio Snapshot Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 17Q1 (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Houston Office-Using Employment Growth National Office-Using Employment Growth Houston Working Age Population Growth National Working Age Population Growth Employment & Population Growth (YoY) Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 1Q’17

28 Charlotte’s central location, affordable living costs and young, educated workforce make it a banking and finance hub • 9.8% Class A vacancy, up from 9.0% in prior year • YoY: 4.4% Class A rent growth / (0.2mm) SF net absorption • 1Q’17: 1.5% Class A rent growth / 0.1mm SF net absorption • 1.0mm SF under construction, ~59% preleased • Five-year forecast of 2.9% avg. annual rent growth Charlotte Bank of America Plaza Bank of America Plaza Office-Using Employment & Population Growth1 Portfolio Snapshot Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 17Q1 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Charlotte Office-Using Employment Growth National Office-Using Employment Growth Charlotte Working Age Population Growth National Working Age Population Growth Employment & Population Growth (YoY) Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 1Q’17 for the Charlotte CBD

29 Nashville Office-Using Employment & Population Growth1 Nashville's economic diversity, mix of private and public industry, and low costs of business fuel office demand • 8.3% Class A vacancy, up from 4.6% in prior year • YoY: 0.8% Class A rent growth / 1.0mm SF net absorption • 1Q’17: 1.1% Class A rent growth / (0.4mm) SF net absorption • 1.7mm SF under construction, ~53% preleased • Five-year forecast of 3.2% avg. annual rent growth Plaza at MetroCenter Plaza at MetroCenter Portfolio Snapshot Sources: Moody's Analytics; BLS; CoStar Portfolio Strategy As of 17Q1 (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 Nashville Office-Using Employment Growth National Office-Using Employment Growth Nashville Working Age Population Growth National Working Age Population Growth Employment & Population Growth (YoY) Market Commentary1 1 Based on Moody’s Analytics, Bureau of Labor Statistics, CoStar Portfolio Strategy, and JLL as of 1Q’17

30 Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “will”, “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “opportunities,” “objectives,” “strategies,” “goals,” “vision,” “mission,” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results. Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: (i) market disruptions and economic conditions experienced by the economy or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; (ii) our ability to renew expiring leases and lease vacant spaces at favorable rates or at all; (iii) the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; (iv) the availability of cash flow from operating activities to fund distributions and capital expenditures; (v) our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise to fund our future capital needs; (vi) the availability and terms of financing, including the impact of higher interest rates on the cost and/or availability of financing; (vii) our ability to strategically acquire, develop or dispose of assets on favorable terms or at all; (viii) our level of debt and the terms and limitations imposed on us by our debt agreements; (ix) our ability to retain our executive officers and other key personnel; (x) unfavorable changes in laws or regulations impacting our business or our assets; and (xi) factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our most recent Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission. The modeling, projections, analyses, and other forward-looking information prepared by CoStar Portfolio Strategy, LLC (“CoStar”) and presented herein are based on financial and other information from public and proprietary sources, as well as various assumptions concerning future events and circumstances that are speculative, uncertain and subject to change without notice. Actual results and events may differ materially from the projections presented. All CoStar materials set forth herein (“CoStar Materials”) speak only as of the date referenced and may have materially changed since such date. CoStar does not purport that the CoStar Materials herein are comprehensive, and, while they are believed to be accurate, the CoStar Materials are not guaranteed to be free from error, omission or misstatement. CoStar has no obligation to update any of the CoStar Materials included in this document. All CoStar Materials are provided “as is,” without any guarantees, representations or warranties of any kind, including implied warranties of merchantability, non-infringement, title and fitness for a particular purpose. To the maximum extent permitted by law, CoStar disclaims any and all liability in the event any CoStar Materials prove to be inaccurate, incomplete or unreliable. CoStar does not sponsor, endorse, offer or promote an investment in the securities of TIER REIT, Inc. You should not construe any of the CoStar Materials as investment, tax, accounting or legal advice.

Significant value creation opportunities INVESTMENT RATIONALE Austin I Dallas I Houston I Charlotte I Nashville I Atlanta I Denver 32 www.tierreit.com ir@tierreit.com 972.483.2400 Proven execution Experienced management team Focused strategy High-quality portfolio